SCHEDULE A

           Companies and Funds Covered by this Distribution Agreement

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Fund                                                          Date of Agreement
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American Century Variable Portfolios, Inc.
     VP Advantage                                              January 15, 1998
     VP Balanced                                               January 15, 1998
     VP Capital Appreciation                                   January 15, 1998
     VP International                                          January 15, 1998
     VP Value                                                  January 15, 1998
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American Century Capital Portfolios, Inc.
     American Century Equity Income                            January 15, 1998
     American Century Value                                    January 15, 1998
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American Century Mutual Funds, Inc.
     Balanced                                                  January 15, 1998
     Benham Cash Reserve                                       January 15, 1998
     Twentieth Century Growth                                  January 15, 1998
     Twentieth Century Heritage                                January 15, 1998
     Benham Intermediate-Term Bond                             January 15, 1998
     Benham Limited-Term Bond                                  January 15, 1998
     Benham Long-Term Bond                                     January 15, 1998
     Twentieth Century Select                                  January 15, 1998
     Twentieth Century Ultra                                   January 15, 1998
     Twentieth Century Vista                                   January 15, 1998
     Twentieth Century Giftrust                                January 15, 1998
     Twentieth Century New Opportunities Fund                  January 15, 1998
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American Century Premium Reserves, Inc.
     Benham Premium Government Reserve                         January 15, 1998
     Benham Premium Capital Reserve                            January 15, 1998
     Benham Premium Managed Bond                               January 15, 1998
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American Century Strategic Asset Allocations, Inc.
     Strategic Allocation: Aggressive                          January 15, 1998
     Strategic Allocation: Conservative                        January 15, 1998
     Strategic Allocation: Moderate                            January 15, 1998
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American Century World Mutual Funds, Inc.
     Twentieth Century Emerging Markets Fund                   January 15, 1998
     Twentieth Century International Equity                    January 15, 1998
     Twentieth Century International Discovery Fund            January 15, 1998
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American Century California Tax-Free and Municipal Funds
     Benham California High Yield Municipal Fund               January 15, 1998
     Benham California Insured Tax-Free Fund                   January 15, 1998
     Benham California Intermediate-Term Tax-Free Fund         January 15, 1998
     Benham California Limited-Term Tax-Free Fund              January 15, 1998
     Benham California Long-Term Tax-Free Fund                 January 15, 1998
     Benham California Municipal Money Market Fund             January 15, 1998
     Benham California Tax-Free Money Market Fund              January 15, 1998
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American Century Government Income Trust
     Benham Capital Preservation Fund                          January 15, 1998
     Benham GNMA Fund                                          January 15, 1998
     Benham Government Agency Money Market Fund                January 15, 1998
     Benham Inflation-Adjusted Treasury Fund                   January 15, 1998
     Benham Intermediate-Term Treasury Fund                    January 15, 1998
     Benham Long-Term Treasury Fund                            January 15, 1998
     Benham Short-Term Government Fund                         January 15, 1998
     Benham Short-Term Treasury Fund                           January 15, 1998
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American Century International Bond Funds
     Benham International Bond Fund                            January 15, 1998
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American Century Investment Trust
     Benham Prime Money Market Fund                            January 15, 1998
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American Century Municipal Trust
     Benham Arizona Intermediate-Term Municipal Fund           January 15, 1998
     Benham Florida Intermediate-Term Municipal Fund           January 15, 1998
     Benham Florida Municipal Money Market Fund                January 15, 1998
     Benham Intermediate-Term Tax-Free Fund                    January 15, 1998
     Benham Limited-Term Tax-Free Fund                         January 15, 1998
     Benham Long-Term Tax-Free Fund                            January 15, 1998
     Benham High-Yield Municipal Fund                          March 9, 1998
     Benham Tax-Free Money Market Fund                         January 15, 1998
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American Century Quantitative Equity Funds
     American Century Equity Growth Fund                       January 15, 1998
     American Century Global Gold Fund                         January 15, 1998
     American Century Global Natural Resources Fund            January 15, 1998
     American Century Income & Growth Fund                     January 15, 1998
     American Century Utilities Fund                           January 15, 1998
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American Century Target Maturities Trust
     Benham Target Maturities Trust: 2000                      January 15, 1998
     Benham Target Maturities Trust: 2005                      January 15, 1998
     Benham Target Maturities Trust: 2010                      January 15, 1998
     Benham Target Maturities Trust: 2015                      January 15, 1998
     Benham Target Maturities Trust: 2020                      January 15, 1998
     Benham Target Maturities Trust: 2025                      January 15, 1998
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
                                   SCHEDULE B

                      Investor Class and Single Class Funds

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Fund                                                          Date of Agreement
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American Century Variable Portfolios, Inc.
     VP Advantage                                              January 15, 1998
     VP Balanced                                               January 15, 1998
     VP Capital Appreciation                                   January 15, 1998
     VP International                                          January 15, 1998
     VP Value                                                  January 15, 1998
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American Century Capital Portfolios, Inc.
     American Century Equity Income                            January 15, 1998
     American Century Value                                    January 15, 1998
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American Century Mutual Funds, Inc.
     Balanced                                                  January 15, 1998
     Benham Cash Reserve                                       January 15, 1998
     Twentieth Century Growth                                  January 15, 1998
     Twentieth Century Heritage                                January 15, 1998
     Benham Intermediate-Term Bond                             January 15, 1998
     Benham Limited-Term Bond                                  January 15, 1998
     Benham Long-Term Bond                                     January 15, 1998
     Twentieth Century Select                                  January 15, 1998
     Twentieth Century Ultra                                   January 15, 1998
     Twentieth Century Vista                                   January 15, 1998
     Twentieth Century Giftrust                                January 15, 1998
     Twentieth Century New Opportunities Fund                  January 15, 1998
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American Century Premium Reserves, Inc.
     Benham Premium Government Reserve                         January 15, 1998
     Benham Premium Capital Reserve                            January 15, 1998
     Benham Premium Managed Bond                               January 15, 1998
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American Century Strategic Asset Allocations, Inc.
     Strategic Allocation: Aggressive                          January 15, 1998
     Strategic Allocation: Conservative                        January 15, 1998
     Strategic Allocation: Moderate                            January 15, 1998
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American Century World Mutual Funds, Inc.
     Twentieth Century Emerging Markets Fund                   January 15, 1998
     Twentieth Century International Equity                    January 15, 1998
     Twentieth Century International Discovery Fund            January 15, 1998
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American Century California Tax-Free and Municipal Funds
     Benham California High Yield Municipal Fund               January 15, 1998
     Benham California Insured Tax-Free Fund                   January 15, 1998
     Benham California Intermediate-Term Tax-Free Fund         January 15, 1998
     Benham California Limited-Term Tax-Free Fund              January 15, 1998
     Benham California Long-Term Tax-Free Fund                 January 15, 1998
     Benham California Municipal Money Market Fund             January 15, 1998
     Benham California Tax-Free Money Market Fund              January 15, 1998
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American Century Government Income Trust
     Benham Capital Preservation Fund                          January 15, 1998
     Benham GNMA Fund                                          January 15, 1998
     Benham Government Agency Money Market Fund                January 15, 1998
     Benham Inflation-Adjusted Treasury Fund                   January 15, 1998
     Benham Intermediate-Term Treasury Fund                    January 15, 1998
     Benham Long-Term Treasury Fund                            January 15, 1998
     Benham Short-Term Government Fund                         January 15, 1998
     Benham Short-Term Treasury Fund                           January 15, 1998
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American Century International Bond Funds
     Benham International Bond Fund                            January 15, 1998
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American Century Investment Trust
     Benham Prime Money Market Fund                            January 15, 1998
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American Century Municipal Trust
     Benham Arizona Intermediate-Term Municipal Fund           January 15, 1998
     Benham Florida Intermediate-Term Municipal Fund           January 15, 1998
     Benham Florida Municipal Money Market Fund                January 15, 1998
     Benham Intermediate-Term Tax-Free Fund                    January 15, 1998
     Benham Limited-Term Tax-Free Fund                         January 15, 1998
     Benham Long-Term Tax-Free Fund                            January 15, 1998
     Benham High-Yield Municipal Fund                           March 9, 1998
     Benham Tax-Free Money Market Fund                         January 15, 1998
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American Century Quantitative Equity Funds
     American Century Equity Growth Fund                       January 15, 1998
     American Century Global Gold Fund                         January 15, 1998
     American Century Global Natural Resources Fund            January 15, 1998
     American Century Income & Growth Fund                     January 15, 1998
     American Century Utilities Fund                           January 15, 1998
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American Century Target Maturities Trust
     Benham Target Maturities Trust: 2000                      January 15, 1998
     Benham Target Maturities Trust: 2005                      January 15, 1998
     Benham Target Maturities Trust: 2010                      January 15, 1998
     Benham Target Maturities Trust: 2015                      January 15, 1998
     Benham Target Maturities Trust: 2020                      January 15, 1998
     Benham Target Maturities Trust: 2025                      January 15, 1998
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